Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F of HeadHunter Group PLC for the year ended December 31, 2022 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Dmitry Sergienkov, Chief Executive Officer, certify that to the best of my knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2023	By:	/s/ Dmitry Sergienkov
Dmitry Sergienkov
Chief Executive Officer
(Principal Executive Officer)